SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  August 3, 2004

(Date of earliest event reported)

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

7400 Excelsior Boulevard Minneapolis, MN
55426-4517
(Address of principal executive offices)

(952) 930-9000

(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

SIGNATURES
Exhibit Index
EX099.1 PRESS RELEASE

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)                                  Exhibits

Exhibit Number	Description

99.1	Press Release dated August 3, 2004

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On August 3, 2004, Appliance Recycling Centers of America, Inc. issued a press release announcing that it will open a 36,000-square-foot ApplianceSmart factory outlet superstore in San Antonio, Texas, in October.  A copy of the press release is attached as an exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Date: August 3, 2004	/s/ Linda Koenig
Linda Koenig, Vice President of Finance

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 3, 2004